UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Mattress Firm Holding Corp., a Delaware corporation (the “Company”), entered into a First Amendment to Employment Agreement with Ken Murphy, the Company’s Co-Chief Operating Officer, on December 4, 2014.  The First Amendment, which is effective immediately, increases Mr. Murphy’s base salary to $500,000 per year.  No other terms of Mr. Murphy’s Employment Agreement were modified.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

For a description of the amendment to the employment arrangement entered into with Mr. Murphy, please refer to the disclosure under Item 1.01 Entry into a Material Definitive Agreement above.

Item 9.01                   Financial Statements and Exhibits.

(d)	Exhibits

	10.1	First Amendment to Employment Agreement dated December 4, 2014, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and Kenneth E. Murphy III.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: December 8, 2014	By:	/s/ Alex Weiss
Alex Weiss
Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description

10.1	First Amendment to Employment Agreement dated December 4, 2014, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and Kenneth E. Murphy III.